Exhibit 99.1

FOR IMMEDIATE RELEASE	Contact:
Timothy A. Bonang, Vice President, Investor Relations, or Carlynn Finn, Senior Manager, Investor Relations.
(617) 796-8232
www.hptreit.com

Hospitality Properties Trust to Retain Certain Marriott Branded Hotels

and Marriott’s Guarantee Extended

Newton, MA (May 31, 2012):  Hospitality Properties Trust (NYSE: HPT) today announced that it has entered agreements with Marriott International, Inc. (NYSE:  MAR) to retain and renovate certain of its “Marriott” branded hotels previously offered for sale and to extend the term of MAR’s limited guarantee of the payments due to HPT with regard to those hotels.

In June 2011, HPT announced that it had entered agreements with MAR to re-align certain contracts affecting 71 Marriott branded hotels.  Among other matters, the June 2011 agreement provided that 21 of the 71 affected hotels would be offered for sale and that MAR would provide a limited guarantee through 2017 of the owner’s priority amounts due to HPT for those hotels which HPT continued to own.

Since the June 2011 agreement, HPT has agreed to sell one hotel for net proceeds of approximately $29 million (which amount is net of brokerage and a renovation discount agreed by HPT and the buyer), and HPT has concluded that the financial prospects for most or all of the remaining 20 hotels are such that greater long term value may be achieved by retaining those hotels under HPT ownership and MAR management than by selling the hotels.  Accordingly, HPT has agreed to retain ownership of and renovate at least 18 of those 20 remaining hotels previously offered for sale, and MAR has agreed to extend its limited guarantee of owner’s priority amounts due to HPT through 2019.  HPT is currently considering whether the two remaining hotels previously designated for sale should be retained and managed by MAR or rebranded.

HPT’s aggregate owner’s priority amount for the 18 hotels that HPT has decided to retain ownership of under MAR management is approximately $18 million per year.  Because these hotels will be retained, HPT currently expects to provide approximately $43 million to renovate these 18 hotels to current “Marriott” brand standards; as this HPT funding is paid, owner’s priority amounts due HPT will increase by nine percent (9%) per year of the amounts funded by HPT.

A Maryland Real Estate Investment Trust with transferable shares of beneficial interest listed on the New York Stock Exchange.

No shareholder, Trustee or officer is personally liable for any act or obligation of the Trust.

The agreements announced today also provide that capital expenditures, or FF&E, reserve funding for all 71 hotels affected by the June 2011 agreement which HPT continues to own and MAR continues to manage will be eliminated during 2012, reduced in 2013 and 2014 and then increased in 2015 through the remaining contract term.  This change in FF&E reserve funding will decrease HPT’s reported net income and funds from operations, or FFO (a commonly used non-GAAP measure of reporting by real estate investment trusts), but it will have no impact upon HPT’s cash flows from operating activities.  Also, although this change will modestly increase HPT’s renovation fundings in the short term, it is not expected to have a material impact upon HPT’s long term capital expenditures at the affected hotels.

Hospitality Properties Trust is a real estate investment trust headquartered in Newton, Massachusetts which currently owns 290 hotels and 185 travel centers located throughout the United States and in Puerto Rico and Ontario, Canada.

WARNING REGARDING FORWARD LOOKING STATEMENTS

THIS PRESS RELEASE CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. ALSO, WHENEVER HPT USES WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, HPT IS MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON HPT’S CURRENT BELIEFS AND EXPECTATIONS BUT THEY ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR FOR VARIOUS REASONS, INCLUDING SOME REASONS BEYOND HPT’S CONTROL.  HPT’S ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY HPT’S FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.   FOR EXAMPLE:

•                  THIS PRESS RELEASE STATES THAT HPT HAS AGREED TO SELL ONE HOTEL FOR NET PROCEEDS OF APPROXIMATELY $29 MILLION.  THIS SALE HAS NOT CLOSED AND IS SUBJECT TO CUSTOMARY CLOSING CONDITIONS.  SOME OF THESE CONDITIONS MAY NOT BE SATISFIED AND THIS SALE MAY NOT OCCUR.

•                  THIS PRESS RELEASE STATES THAT THE FINANCIAL PROSPECTS FOR AT LEAST 18 HOTELS PREVIOUSLY OFFERED FOR SALE BY HPT HAVE IMPROVED TO A LEVEL WHICH HAS CAUSED HPT TO CONCLUDE THAT GREATER LONG TERM VALUE MAY BE ACHIEVED BY RETAINING THOSE HOTELS UNDER HPT OWNERSHIP AND MAR MANAGEMENT THAN BY SELLING THE HOTELS.  AN IMPLICATION OF THIS STATEMENT MAY BE THAT THESE 18 HOTELS’ OPERATIONS WILL PRODUCE ACCEPTABLE FINANCIAL RETURNS ON HPT’S INVESTED CAPITAL.  THE FINANCIAL RESULTS OF THESE HOTELS’ OPERATIONS DEPEND UPON MANY FACTORS, INCLUDING THE LOCATIONS OF THE HOTELS, COMPETITIVE CONDITIONS AT THOSE LOCATIONS, THE QUALITY OF THE HOTELS’ PHYSICAL CHARACTERISTICS AND THE QUALITY

OF THE HOTELS MANAGEMENT.  FOR COMBINATIONS OF HOTELS IN DIVERSE LOCATIONS SUCH AS THOSE REFERENCED IN THIS PRESS RELEASE, THE FINANCIAL RESULTS OF OPERATIONS OFTEN REFLECT GENERAL ECONOMIC CONDITIONS.  SOME OF THESE FACTORS, SUCH AS COMPETITIVE CIRCUMSTANCES AND GENERAL ECONOMIC CONDITIONS ARE BEYOND HPT’S CONTROL.  ALSO, THE MANAGEMENT CONTRACTS WHICH HPT HAS ENTERED WITH MAR GRANT MAR CONSIDERABLE DISCRETION TO OPERATE THE HOTELS.  FOR THESE REASONS, HPT CAN PROVIDE NO ASSURANCE THAT THE FUTURE FINANCIAL RESULTS OF OPERATIONS OF THESE HOTELS WILL PROVIDE ACCEPTABLE RETURNS ON HPT’S INVESTED CAPITAL.

•                  THIS PRESS RELEASE STATES THAT MAR HAS AGREED TO EXTEND ITS LIMITED GUARANTEE OF OWNER’S PRIORITY AMOUNTS DUE TO HPT THROUGH 2019.  AN IMPLICATION OF THIS STATEMENT MAY BE THAT HPT’S OWNER’S PRIORITY AMOUNTS WILL BE PAID THROUGH 2019.  THE OWNER’S PRIORITY AMOUNTS DUE TO HPT FOR THE AFFECTED HOTELS ARE PAID FROM THE OPERATING CASH FLOW OF THESE MAR MANAGED HOTELS AFTER PAYING HOTEL LEVEL OPERATING EXPENSES AND AFTER FUNDING FF&E RESERVES.  IF THE FINANCIAL RESULTS OF THESE MANAGED HOTELS ARE NOT SUFFICIENT TO PAY THE OWNER’S PRIORITY AMOUNTS DUE TO HPT, THESE AMOUNTS MAY NOT BE PAID.  MAR’S GUARANTEE IS LIMITED BY BOTH AMOUNT AND TIME.  MAR’S GUARANTEE DESCRIBED IN THIS PRESS RELEASE APPLIES TO AMOUNTS DUE TO HPT FROM OPERATIONS OF ALL 71 OF THE HOTELS AFFECTED BY THE JUNE 2011 CONTRACTS RE-ALIGNMENT.   MAR HAS GUARANTEED ONLY 90% OF THE OWNER’S PRIORITY AMOUNTS DUE TO HPT, THE MAXIMUM AMOUNT OF MAR’S PAYMENTS UNDER ITS GUARANTEE IS $40 MILLION, AND APPROXIMATELY $9.1 MILLION OF THIS AMOUNT HAS BEEN PAID TO HPT THROUGH DECEMBER 31, 2011.  ACCORDINGLY, FOR AMOUNTS IN EXCESS OF 90% OF OWNER’S PRIORITY AMOUNTS DUE HPT, FOR AMOUNTS IN EXCESS OF THE APPROXIMATELY $30.9 MILLION REMAINING AVAILABLE UNDER THIS LIMITED GUARANTEE AS OF DECEMBER 31, 2011 AND FOR AMOUNTS DUE TO HPT AFTER 2019, THERE IS NO MAR GUARANTEE.  FOR THESE REASONS THERE CAN BE NO ASSURANCE THAT OWNER’S PRIORITY AMOUNTS DUE HPT THROUGH 2019 OR THEREAFTER WILL BE PAID IN FULL, AT THE 90% LEVEL TO WHICH MAR’S LIMITED GUARANTEE APPLIES OR AT ALL.

•                  THIS PRESS RELEASE STATES THAT THE AGGREGATE OWNER’S PRIORITY AMOUNTS DUE HPT FOR THE 18 HOTELS WHICH WILL BE RETAINED BY HPT AND MANAGED BY MAR IS APPROXIMATELY $18 MILLION PER YEAR AND THAT THIS AMOUNT WILL INCREASE AS CAPITAL IS INVESTED BY HPT BY NINE PERCENT (9%) PER YEAR OF THE AMOUNTS FUNDED BY HPT.  AN IMPLICATION OF THESE STATEMENTS MAY BE THAT HPT WILL BE PAID

APPROXIMATELY $18 MILLION PER YEAR PLUS NINE PERCENT (9%) PER YEAR OF ANY ADDITIONAL CAPITAL INVESTED IN THESE HOTELS.  AS NOTED ABOVE, THE PAYMENT OF OWNER’S PRIORITY AMOUNTS DUE HPT IS SUBJECT TO THERE BEING SUFFICIENT CASH FLOWS AT THESE HOTELS AND AT THE OTHER HOTELS INCLUDED IN THE COMBINATION MANAGEMENT CONTRACTS TO MAKE SUCH PAYMENTS; AND THE CASH FLOW REALIZED AT THESE HOTELS DEPENDS UPON VARIOUS FACTORS, INCLUDING SOME WHICH ARE BEYOND HPT’S CONTROL.  ACCORDINGLY THERE CAN BE NO ASSURANCE THAT THE OWNER’S PRIORITY AMOUNTS DUE HPT WILL BE PAID IN FULL, AT THE 90% LEVEL TO WHICH MAR’S LIMITED GUARANTEE APPLIES, OR AT ALL.

•                  THIS PRESS RELEASE STATES THAT HPT CURRENTLY EXPECTS TO PROVIDE APPROXIMATELY $43 MILLION TO RENOVATE THE 18 HOTELS WHICH HPT WILL RETAIN TO CURRENT “MARRIOTT” BRAND STANDARDS.  AN IMPLICATION OF THIS STATEMENT MAY BE THAT THE RENOVATION OF THESE HOTELS TO CURRENT “MARRIOTT” BRAND STANDARDS CAN BE COMPLETED FOR APPROXIMATELY $43 MILLION.  THE COST OF HOTEL RENOVATIONS IS DIFFICULT TO ESTIMATE.  AFTER A RENOVATION PROJECT IS BEGUN, UNANTICIPATED PROBLEMS AND COSTS MAY BE ENCOUNTERED.  HPT CAN PROVIDE NO ASSURANCE THAT THESE RENOVATIONS CAN BE COMPLETED FOR APPROXIMATELY $43 MILLION; HPT MAY NEED TO FURTHER INCREASE ITS INVESTMENT IN THESE HOTELS.

THE INFORMATION CONTAINED IN HPT’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, OR SEC, INCLUDING UNDER “RISK FACTORS” IN HPT’S PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE HPT’S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE STATED IN HPT’S FORWARD LOOKING STATEMENTS.  HPT’S FILINGS WITH THE SEC ARE AVAILABLE AT THE SEC’S WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON HPT’S FORWARD LOOKING STATEMENTS.

EXCEPT AS MAY BE REQUIRED BY APPLICABLE LAW, HPT DOES NOT INTEND TO UPDATE OR CHANGE FORWARD LOOKING STATEMENTS AS A RESULT OR FROM NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

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